                                                      Registration No. 333-91435

      As filed with the Securities and Exchange Commission on March 5, 2002

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           _________________________

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                           _________________________

                                 METASOLV, INC.
             (Exact name of registrant as specified in its charter)


                Delaware                                     75-2912166
      (State or other Jurisdiction                        (I.R.S. Employer
    of incorporation or organization)                  Identification Number)

          5560 Tennyson Parkway                            (972) 403-8300
           Plano, Texas 75024                       (Telephone number, including
    (Address, including zip code, of                 area code, of registrant's
registrant's principal executive offices)           principal executive offices)


                                 METASOLV, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                              Mr. Glenn Etherington
                             Chief Financial Officer
                                 MetaSolv, Inc.
                              5560 Tennyson Parkway
                               Plano, Texas 75024
                                 (972) 403-8300

 (Name, address, including zip code and telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------
                               Amount to be                                                          Amount of
Title of each                  registered(2)        Proposed maximum       Proposed maximum      registration fee(3)
class of securities                                offering price per     aggregate offering
to be registered(1)                                     share(3)               price(3)
----------------------------------------------------------------------------------------------------------------------
Common Stock, par value
$.005 per share                   704,106                 $6.06               $4,266,882                $393
----------------------------------------------------------------------------------------------------------------------

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) This Registration Statement includes any additional shares of the registrant's Common Stock that may be issued pursuant to antidilution provisions contained in the plan.

(3) Pursuant to Rule 457(h), the registration fee was computed on the basis of the average of the high and low prices of the registrant's Common Stock on the NASDAQ National Market on February 27, 2002.

                                     PART II

                           INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT

     This Registration Statement on Form S-8 relating to the Registrant's Employee Stock Purchase Plan is being filed to register additional securities of the same class as other securities for which an earlier-filed registration statement on Form S-8 relating to the Employee Stock Purchase Plan is effective. Pursuant to Instruction E of Form S-8, the contents of such earlier registration statement, as amended by Post Effective Amendment No. 1 to such registration statement, file no. 333-91435, which were filed with the Commission on November 22, 1999 and January 2, 2001, respectively, are incorporated by reference in this Form S-8 Registration Statement.

                                   SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, State of Texas, on the 28/th/ day of February, 2002.

                                           MetaSolv, Inc.



                                           By: /s/ James P. Janicki
                                               --------------------------------
                                               James P. Janicki
                                               Chief Executive Officer

                                POWER OF ATTORNEY

     Know all men by these presents, that each person whose signature appears below constitutes and appoints James P. Janicki and Glenn Etherington, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of MetaSolv, Inc.) to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney on the dates as set forth below.

        Signature                             Title                                            Date
        ---------                             -----                                            ----
                                   Chief Executive Officer and                          February 28, 2002
/s/ James P. Janicki
-------------------------------
James P. Janicki                   Director (Principal Executive Officer)

                                   Chief Financial Officer (Principal                   February 28, 2002
/s/ Glenn A. Etherington
-------------------------------
Glenn A. Etherington               Financial and Accounting Officer)

                                   President, Chief Operating Officer and               February 28, 2002
/s/ T. Curtis Holmes, Jr.
-------------------------------
T. Curtis Holmes, Jr.              Director

/s/ Royce J. Holland                                                                    February 28, 2002
-------------------------------
Royce J. Holland                   Director

/s/ Lawrence J. Bouman                                                                  February 28, 2002
-------------------------------
Lawrence J. Bouman                 Director

/s/ John D. Thornton                                                                    February 28, 2002
-------------------------------
John D. Thornton                   Director

/s/ John W. White                                                                       February 28, 2002
-------------------------------
John W. White                      Director

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in their respective capacities on the dates as set forth below.

       Signature                            Title                                              Date
       ---------                            -----                                              ----

/s/ JAMES P. JANICKI               Chief Executive Officer and                          February 28, 2002
----------------------------       Director (Principal Executive Officer)
James P. Janicki

/s/ GLENN A. ETHERINGTON           Chief Financial Officer (Principal Financial and     February 28, 2002
----------------------------       Accounting Officer)
Glenn A. Etherington

/s/ T. CURTIS HOLMES, JR.          President, Chief Operating Officer and               February 28, 2002
----------------------------       Director
T. Curtis Holmes, Jr.


/s/ ROYCE J. HOLLAND               Director                                             February 28, 2002
----------------------------
Royce J. Holland


/s/ LAWRENCE J. BOUMAN             Director                                             February 28, 2002
----------------------------
Lawrence J. Bouman


/s/ JOHN D. THORNTON               Director                                             February 28, 2002
----------------------------
John D. Thornton


/s/ JOHN W. WHITE                  Director                                              February 28, 2002
----------------------------
John W. White

     The Plan. Pursuant to the requirements of the Securities Act of 1933, the MetaSolv, Inc. Employee Stock Purchase Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, State of Texas, on the 28/th/ day of February, 2002.

                                         MetaSolv, Inc.




                                         By: /s/ JAMES P. JANICKI
                                             -----------------------------------
                                             James P. Janicki
                                             Chief Executive Officer
                                             On behalf of its Plan Administrator

                                  EXHIBIT INDEX

        Exhibit
        Number                   Description of Exhibit
        ------                   ----------------------

           4.1 Amended and Restated Certificate of Incorporation of MetaSolv, Inc./1/

           4.2      By-Laws of MetaSolv, Inc./2/

           4.3 Rights Agreement, dated as of October 24, 2001, between the Company and Mellon Investor Services, LLC, as Rights Agent, specifying the terms of the Rights, which includes the form of Certificate of Designation of Series A Junior Participating Preferred Stock as Exhibit A, the form of Right Certificate as Exhibit B and the form of the Summary of Rights to Purchase Preferred Shares as Exhibit C./3/

           4.4      MetaSolv, Inc. Employee Stock Purchase Plan

           5        Opinion of Sachnoff & Weaver, Ltd.

          23.1      Consent of KPMG LLP

          23.2      Consent of Sachnoff & Weaver, Ltd. (included in Exhibit 5)

          24        Powers of Attorney (contained on the signature page hereto)

______________________________

/1/ Incorporated by reference herein to Exhibit 3.1 to the Company's Registration Statement on Form S-3 (File No. 333-67428).
/2/ Filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 filed on March 29, 2001.
/3/ Incorporated by reference herein to Exhibit 4.1 to the Company's Current Report on Form 8-A dated October 24, 2001 (File No. 000-28129).